                                                                   Exhibit 10(f)

                                 LOAN AGREEMENT

Perrigo Company                                       Date: March 25, 1998
117 Water Street
Allegan, MI 49010

Gentlemen:

              We are pleased to make available to you an uncommitted credit facility for general corporate purposes on the terms set forth in this letter.

1. We agree to consider from time to time, in our sole discretion, your requests that we make Advances (as hereinafter defined) to you, on a discount basis in an aggregate Stated Amount (as hereinafter defined) not to exceed at any one time outstanding the amount set forth on
         Schedule I hereto as the "Facility Amount," on the terms and conditions set forth below. This letter is not a commitment to lend but rather sets forth the procedures to be used in connection with your requests for our making of Advances to you from time to time on or prior to the termination hereof pursuant to Paragraph 11 hereof and, in the event that we make Advances to you hereunder, your obligations to us with respect thereto. The Advances shall be evidenced by the "grid" promissory note executed by you in an amount equal to the amount set forth on Schedule I hereto as the "Facility Amount", such promissory note to be in substantially the form of the promissory note attached hereto (the "Note").

2. As used herein, the following terms shall have the following meanings (terms defined in the singular to have the corresponding meanings when used in the plural, and vice versa):

              "Advance" means any advance that we shall make to you hereunder pursuant to your request as provided herein. Unless otherwise required by the context, any reference herein or in the Note to the account of an Advance shall be construed to refer to the Discounted Proceeds thereof actually remitted to you or to your account as proved herein.

              "Discounted Amount" of any Advance means the amount by which the Stated Amount of such Advance exceeds the Discounted Proceeds of such Advance.

              "Discounted Proceeds" of any Advance means the net proceeds of such Advance transferred or wired to you or to your account in accordance with the last sentence of Paragraph 3 hereof.

              "Stated Amount" of any Advance means the full stated or face amount of such Advance, which in all circumstances shall be equal to the sum of (x) the Discounted Proceeds of such Advance plus (y) the Discount Amount of such Advance.

3. The Stated Amount of each Advance shall be equal to the amount set forth on Schedule I hereto as the "Minimum Stated Amount" or any integral multiple of $1,000 in excess thereof. Each Advance shall be made upon (a) your request to us by telephone, telecopy or letter, given by any of the persons listed on Exhibit A hereto or otherwise designated by you in writing ("Designated Persons") that you wish to borrow money on a specified date, in a specific amount and for a specified term (which shall, in no event, be longer than the number of days set forth on Schedule I hereto as the "Maximum Term"), and (b) our mutual agreement as to such date and as to the term, the Discount Amount and Stated Amount applicable to any such Advance. On the date of any such Advance, we will make such Advance available to you in same day funds by directing our administrative agent to transfer or wire the net proceeds of such Advance to the account designated by you in item
         (C) of Schedule I attached hereto or to such other account as may be designated from time to time by a Designated Person pursuant to written notice to us.


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4.       Our agreement and acceptance of this letter, together with your furnishing us certified copies of resolutions of your board of directors authorizing Designated Person(s) to execute this letter and any documents delivered pursuant hereto and to request Advances, together with specimen signatures of such Designated Persons, shall constitute a representation and warranty by you that (a) the execution, delivery and performance of this letter has been duly authorized by all necessary corporate action and does not contravene any law, or any contractual or legal restriction, applicable to you and (b) no authorization or approval or other action by, and no notice to or filing with, any government authority or regulatory body is required for such execution, delivery and performance or for the making of any Advance.

5. Each request by you for an Advance shall constitute a representation and warranty by you, as of the making of such Advance and giving effect to the application of the proceeds therefrom, that (a) no payment default has occurred and is continuing under any agreement or instrument relating to any of your indebtedness, (b) such Advance when made will constitute your legal, valid and binding obligation, (c) such Advance is being incurred, and will be repaid at maturity in its full Stated Amount, in the ordinary course of your business out of the cash flow generated in the normal day-to-day conduct and operations of your business (to include refinancings), and (d) no event has occurred and no circumstance exists as a result of which the information which you have provided to us in connection herewith would include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. In no event shall an Advance be made if any of your representations in Paragraph 4 hereof or in this Paragraph 5 shall fail to be true and correct in all respects on the date of such Advance.

6. You shall repay the full Stated Amount of each Advance in accordance with the terms hereof and of the Note. You shall have no right to prepay all or any portion of any Advance or the Stated Amount thereof prior to its stated maturity.

7. You shall make each payment hereunder and under the Notes on or before 12:00 noon (New York City time) on the day when due in lawful money of the United States of America to our account, The Centric Capital Corporation Commercial Paper Account at The First National Bank of Chicago, One First National Plaza, Chicago, Illinois, 60670 in same day funds. All computations of interest shall be made on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day) elapsed.

8. Whenever any payment to be made hereunder shall be otherwise due on a Saturday, a Sunday or other day of the year on which banks are required or authorized to close in New York City, New York, Winston Salem, North Carolina or Chicago, Illinois (any other day being a "Business Day"), such payment shall be made on the next succeeding Business Day.

9. You agree that you will not apply the proceeds of any Advance to purchase or carry margin stock within the meaning of Regulation G issued by the Board of Governors of the Federal Reserve System.

10. We shall incur no liability to you in acting upon any telephone, telecopy, telex or letter request or communication which we believe in good faith to have been given by a Designated Person or in otherwise acting in good faith under this letter. Further, all documents required to be executed in conjunction with Advances under this letter may be signed by any Designated Person.

11. This letter shall remain in effect until terminated by either you or us by giving prior written notice of termination hereof to the other party hereto, but no such termination shall affect your obligations with respect to the Advances hereunder outstanding at the time of such termination.

12. All communications hereunder shall be in writing (other than the communication provided for in the second sentence of Paragraph 15 hereof) and mailed, telecopied or delivered to the address specified on
         Schedule I hereto for you and for us, or as to each party, to such other address as may be designated by such party in a written notice to the other party. Written communication shall be effective upon receipt

                                       2


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         unless such communication is mailed in which case it shall be effective three Business Days after deposit in first class mail.

13. We may assign to one or more banks or other entities all or any part of, or may grant participations to one or more banks or other entities in or to all or any part of, any Advance or Advances hereunder and under the Note. You may not assign your rights or obligations hereunder or any interest herein.

14. You agree to pay on demand all costs, expenses, including, but not limited to, legal fees and losses, if any, incurred by us in connection with the enforcement of this letter or the Note.

15. You agree to furnish us with such financial statements or other information as we may reasonably request. You shall immediately notify us of any change in the short term or long term ratings assigned by any statistical rating organization to any of your outstanding indebtedness.

16.      If any of the following events shall occur and be continuing:

         (a) you shall fail to pay any amount due hereunder or under the Note when the same becomes due and payable; or

         (b) any representation or warranty made by you (or any of your officers) in connection with any Advance or otherwise in connection with the Note shall prove to have been incorrect in any material respect when made; or

         (c) you shall, without our prior written consent, merge or consolidate with or into any entity under circumstances in which you are not in control of the surviving entity or convey, transfer, lease or dispose of (whether in one transaction or in a series of transactions) all or substantially all of your assets to, any person or entity; or

         (d) you shall fail to perform or observe any other material term, covenant or agreement in connection with any Advance or otherwise in connection with the Note on your part to be performed or observed; or

         (e) you shall fail to pay any principal of or premium or interest on any indebtedness, which we deem to be material (excluding indebtedness evidenced by the Note), when the same becomes due and payable (whether by scheduled maturity, required prepayments, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to such indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

         (f) you shall generally not pay your debts as such debts become due, or shall admit in writing your inability to pay your debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against you seeking to adjudicate you as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of you or your debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for you or any substantial part of your property; or you shall take any corporate action to authorize any of the actions set forth above in this subparagraph (f);

         then, and in any such event, we may declare the Note and all amounts payable thereunder to be forthwith due and payable, whereupon the Note and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind all of which you hereby expressly waive; provided however, that in the event of an actual or deemed entry of an order for relief



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         with respect to you under the Federal Bankruptcy Code, the Note and all such other amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by you.

         17. THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         18. You agree that you will not institute against or join any other person in instituting against us any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note issued by us is paid in full.

         19. At our option, we may, upon notice that either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or Moody's Investors Service, Inc. has (i) lowered or downgraded its short term commercial paper or corporate bond or other short term ratings of you, or (ii) placed your securities on a watch list of securities singled out for surveillance, with either negative or developing implications in a Rating Category, amend Schedule I hereof to provide for an amended "Facility Amount" and amended "Maximum Term."

         20. As long as you shall have any Advances outstanding, you agree that you will maintain a separate line of credit with a commercial bank, in an unutilized aggregate amount equal to the aggregate Stated Amount of all such outstanding Advances.

         21. The obligations under this Agreement are solely our corporate obligations. No recourse shall be had for the payment of any amount owing by us hereunder or any other obligation or claim of or against us arising out of or based upon this Agreement against any of our stockholders, employees, officers, directors or incorporators.

         22. You irrevocably agree that any legal action, suit or proceeding against us arising out of this Agreement may be brought in the United States District Court for the Northern District of Georgia, or in the courts of the State of Georgia and hereby irrevocably accept and submit to the non-exclusive jurisdiction of each of the aforesaid courts in personam, generally and unconditionally with respect to any action, suit or proceeding for you and in respect of your properties, assets and revenues. You further irrevocably agree to the service of any legal process, summons, notices and documents out of any of the aforesaid courts by mailing copies thereof by registered or certified air mail, postage prepaid, to you at your address designated pursuant to this Agreement. Nothing herein shall in any way be deemed to limit our ability to serve any such legal process, summons, notices and documents in any other manner, as may be permitted by applicable law or to obtain jurisdiction over you, or bring action, suits or proceedings against you in such other jurisdictions, and in such manner, as may be permitted by applicable law.


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





If the terms of this letter are satisfactory to you, please indicate your agreement and acceptance thereof by signing a counterpart of this letter and returning it to us.

                                       Very truly yours,

                                       CENTRIC CAPITAL CORPORATION


                                       By: William F. Hamlet
                                           --------------------------------
                                           William F. Hamlet
                                           Senior Vice President
                                           Wachovia Bank, N.A.

Agreed and Accepted:

PERRIGO COMPANY

By: James R. Ondersma
    ----------------------------------------
Name & Title: James R. Ondersma, Treasurer
              ------------------------------


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



                                    EXHIBIT A
                                       to
                              the Loan Agreement

         For the purpose of Paragraph 3 of this Loan Agreement, the "Designated Persons" are:

       Name                                                   TITLE
       ----                                                   -----

James H. Bloem                                       Executive Vice President
James R. Ondersma                                    Treasurer
Craig G. Hammond                                     Executive Vice President
Tammy R. LaMore                                      Treasury Assistant










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                                      GRID
                                      ----

Date of   Stated   Maturity of  Rate of   Discounted   Discounted   Date Payment
Advance   Amount   Advance      Discount  Proceeds     Amount       Received
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
                                PROMISSORY NOTE

DATE: March 25, 1998                                               $  25,000,000

FOR VALUE RECEIVED, the undersigned (hereinafter called the "Borrower"), HEREBY PROMISES TO PAY to the order of Centric Capital Corporation (hereinafter called the "Lender") the entire Stated Amount (as such term is defined in the Loan Agreement hereinafter referred to) of each Advance (as defined below) on the date mutually agreed to by the Lender and the Borrower at the time of such Advance as the maturity date thereof. Any overdue amount hereunder and any overdue amount of fees or other amounts payable under the Loan Agreement referred to below shall bear interest, payable on demand, at a fluctuating interest rate per annum equal to the Prime Rate plus 2%. As used herein, "Prime Rate" shall mean the prime rate of U.S. money center commercial banks as published in the Wall Street Journal. Changes in the Prime Rate shall be effective as of the day of each such change.

     The Borrower shall have no right to prepay all or any portion of any Advance or the Stated Amount thereof.

     The Borrower shall make each payment of principal and interest hereunder prior to 12:00 noon (New York City time) on the day when due in lawful money of the United States of America to the Lender's account, The Centric Capital Corporation Commercial Paper Account, at The First National Bank of Chicago, One First National Plaza, Chicago, Illinois, 60670 in same day funds.
Whenever any payment to be made hereunder shall be otherwise due on a day other than a Business Day (as defined in the Loan Agreement) such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

     The Borrower hereby authorizes the Lender to endorse on the grid attached hereto the date and Stated Amount of each Advance made by the Lender to the Borrower hereunder, the maturity date thereof, the rate of discount applicable thereto, the Discounted Proceeds and the Discount Amount (as such terms are defined in the Loan Agreement referred to below) thereof, and all payments made on account thereof, provided that the failure to do so shall not affect the obligation of the Borrower to the lender.

     The Borrower also agrees to pay on demand all costs and expenses (including fees and expenses of counsel) incurred by the Lender in enforcing this Promissory Note.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     This Promissory Note is the "grid" promissory note referred to in, and is entitled to the benefits of, the Loan Agreement dated March 25, 1998 (the "Loan Agreement"), between the Borrower and the Lender, which Loan Agreement, among other things, sets forth procedures to be used in connection with the Borrower's periodic requests that the Lender make advances on a discounted basis (the "Advances") to the Borrower from time to time in an aggregate Stated Amount not to exceed at any time outstanding the amount first above mentioned.

     IN WITNESS WHEREOF, the Borrower has signed this Note by its undersigned officer duly authorized to do so, the day and year first above written.






                              By:  JAMES R. ONDERSMA
                                 ------------------------------------

                    Name & Title:  James R. Ondersma, Treasurer
                                 ------------------------------------

                               AMENDED SCHEDULE I
                              Dated March 25, 1998
                                       to
                   Loan Agreement dated as of March 25, 1998
            between Centric Capital Corporation and Perrigo Company



(i)    For the purposes of Section 1 and 2 of this Loan Agreement:

           The "Facility Amount" is $25,000,000

           The "Minimum Advance Amount" is $5,000,000

           The "Maximum Term" is 90 days.

(ii)   For the purpose of Section 11 of this Loan Agreement:

           The address for written communications to you is:

                    Perrigo Company
                    117 Water Street
                    Allegan, MI  49010



                    Attention: James R. Ondersma
                    Telephone Number: 616-673-7936
                    Fax Number: 616-673-1234

           The address for written communications to us is:

                    Wachovia Bank, N.A.
                    191 Peachtree Street, N.E.
                    Atlanta, GA  30303
                    Attention:  Katie S. Proctor
                    Mail Code: GA-370
                    Telephone Number: 404-332-4036
                    Fax Number: 404-332-6898


(iii) For the purposes of this Loan Agreement, instructions for wire transfer of funds to you are:

                    Name of Bank:  Old Kent Bank & Trust
                    Bank ABA Number: 072400052
                    Account Name: Perrigo Company, Acct # 2311027
                    Reference, if any: Perrigo Company



BORROWER ACKNOWLEDGEMENT:  JAMES R. ONDERSMA
                         ----------------------------------------

                           James R. Ondersma, Treasurer
                         ----------------------------------------
                         (Print Name and Title)

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
                                                                                                                WACHOVIA
------------------------------------------------------------------------------------------------------------------------
ACCEPTANCE CREDIT AGREEMENT


From time to time, we (or persons designated in writing by us to you) shall either (i) deliver, or cause to be delivered to you, drafts, or (ii) by telephone authorize you to complete or cause to be completed pre-signed drafts previously delivered to you, or
(iii) by telephone authorize you to complete or cause to be completed drafts which shall be executed by you on our behalf and as our agent, drawn on you by us at a maximum maturity of six (6) months (each draft for acceptance by you pursuant to the provisions of this agreement being herein called a "Draft"), for your acceptance at your option.

We hereby request you to accept and discount each Draft in your discretion in each instance and in consideration of your doing so, we hereby agree as follows:

1.  We shall pay to you in United States currency in immediately available funds at your accepting office, or such other office as you may designate, the face amount of each Draft no later than the maturity date of such Draft. In addition, in the event we fail to pay the face amount of a Draft at maturity, we shall pay to you, on demand: (a) interest on the face amount of such
    Draft from maturity until payment by us of such face amount at a rate per annum equal to 2% above the rate applicable prior to the due date, not to exceed the maximum rate permitted by applicable law, and (b) all liabilities, charges, and reasonable expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by you in connection with such Draft or this agreement or the enforcement of either of them.
2.  Rates for discounting each Draft will be determined and offered by you in your sole discretion. All discount and interest charges pursuant to this agreement shall be based on a year consisting of 360 days and shall be computed for the actual number of days until maturity for discount charges or actual number of days elapsed in all other cases.
3.  Promptly following each acceptance by you of each Draft hereunder, we agree to confirm to you in writing or by telephone (a)
    the face amount of the Draft; (b) the value date; (c) the maturity date; and (d) the payment instructions for any discounted proceeds. Furthermore, we shall furnish you such other information as you may from time to time require concerning a Draft and the transaction(s) to which such Draft relates.
4.  We agree that in the event of any extension of the maturity or time from presentation of Drafts, acceptances, or documents, or any other modification of the terms of any transaction hereunder at our request, this agreement shall be binding upon us with regard to any transactions hereunder so modified, to Drafts, documents and property covered thereby and to any action taken by you in accordance with such extension or other such modification.
5.  In the event of the happening of any one or more of the following events: (a) our non-payment of any of the above described indebtedness when due; (b) our default in or nonperformance of any financial obligation in an aggregate amount of more than
    $20,000,000 (or its equivalence in another currency), causing an acceleration of the maturity of such obligation; (c) our failure to perform or observe any other covenant or agreement with you, or if any representation or warranty made by us in this agreement shall prove to have been untrue when made; or (d) if we or any of our property shall become subject to order of any court or any other legal process or restraint or to any adverse legal claim that you shall deem material, then any and all of your court or any other legal process or restraint or to any adverse legal claim that you shall deem material, then any and all of your obligations to extend further credit to us under this agreement or any Draft shall terminate and all indebtedness hereunder shall, at your option, immediately mature and become payable without presentment, demand, protest, or notice of any kind, which are hereby expressly waived, and you may, at your sole discretion and without notice to us, exercise any and all rights and remedies available to you hereunder or under applicable law.
6.  This agreement shall be binding upon us, our heirs, executors, administrators, successors, and assigns and shall inure to the benefit of, and be enforceable by, you, your successors, transferees, and assigns. We shall not, however, transfer or assign any rights or duties under this agreement without your prior written consent. If this agreement should be terminated or revoked by operation of law as to us or any of us, we will indemnify and save you harmless from any loss which may be suffered or incurred by you in acting hereunder prior to the receipt by you, or your transferees or assigns, of notice in writing of such termination or revocation.
7.  This agreement may not be amended or modified except in writing signed by the parties hereto. This agreement shall continue in effect until such date as may be specified in a written notice from either party to this agreement of discontinuance hereof;
    provided, however, that the date so specified by us shall be at least thirty (30) days after your receipt of such notice; and
    provided further that notwithstanding any discontinuance or termination of this agreement, this agreement shall continue to apply to any Drafts accepted by you prior to the effective date of such discontinuance or termination and to all other obligations of us to you existing at such date.
8.  If this agreement is signed by two or more parties, it shall be the joint and several agreement of such parties and whenever used herein, the singular numbers shall include the plural, and the plural the singular. This agreement shall be governed by and construed in accordance with the laws of the State of Georgia where "you" refers to Wachovia Bank, N.A.

IN WITNESS WHEREOF, We have executed this agreement under seal this date March 25, 1998.

Attest  John R. Nichols                                 Perrigo Company
      ----------------------------                      -----------------------------------------

Title   Secretary                                       By          [SIG]
     -----------------------------                        ---------------------------------------

                                                        Title       Treasurer
                                                             ------------------------------------
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[Corporate Seal]